Exhibit 10.1

Execution Version

This SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is dated as of February 20, 2026 and is by and among
(i)    OWENS CORNING, a Delaware corporation (the “Borrower”);
(ii)    the Lenders party hereto; and
(iii)    WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (in such capacity, the “Administrative Agent”).
Unless otherwise indicated, all capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Amended Credit Agreement.
W I T N E S S E T H :
WHEREAS, the Borrower, the financial institutions party thereto (the “Lenders”), and the Administrative Agent are parties to the Second Amended and Restated Credit Agreement, dated as of March 1, 2024 (as amended, restated, amended and restated or otherwise modified from time to time prior to the Second Amendment Effective Date (as defined below), the “Existing Credit Agreement” and, as amended by this Amendment, the “Amended Credit Agreement”);
WHEREAS, the Borrower has requested that the Lenders agree to amend certain provisions of the Existing Credit Agreement subject to the terms and conditions set forth herein; and
WHEREAS, the Administrative Agent and the Lenders party hereto have agreed to amend such provisions subject to the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.Amendments. The Borrower, the Lenders party hereto (constituting Required Lenders) and the Administrative Agent agree that, upon the Second Amendment Effective Date, the definition of “Consolidated Net Worth” as set forth in the Existing Credit Agreement is hereby amended and restated in its entirety as follows:
““Consolidated Net Worth” shall mean, as of any date of determination, the Net Worth of the Borrower and its Subsidiaries on such date determined on a consolidated basis in accordance with U.S. GAAP; provided, however, that for purposes of the determination of Consolidated Net Worth as of any date, at the election of the Borrower, the Borrower may exclude from such calculation of Consolidated Net Worth non-cash write-downs or non-cash impairment charges in an aggregate amount not to exceed $1,656,000,000 incurred during the Fiscal Year ended December 31, 2025.”
2.Representations and Warranties. The Borrower hereby represents and warrants that, as of the Second Amendment Effective Date:
(a)The representations and warranties contained in Article VI of the Amended Credit Agreement are true and correct in all material respects on and as of the Second Amendment Effective Date with the same effect as if made on and as of such date, except for any representation and warranty made as of an earlier date, which representation and warranty is true and correct in all material respects as of such earlier date; provided, that if a representation and warranty is qualified as to materiality, the materiality qualifier set forth above shall be disregarded with respect to such representation and warranty for purposes of this representation.
(b)Since December 31, 2024, nothing has occurred that has had, or could reasonably be expected to have, a Material Adverse Effect.
(c)No Default or Event of Default has occurred and is continuing.
3.Effectiveness. This Amendment is a Loan Document and shall become effective upon the date (the “Second Amendment Effective Date”) of satisfaction of all of the following conditions:
(a)the Administrative Agent shall have received duly executed counterparts of this Amendment from the Borrower, the Lenders (constituting Required Lenders) and the Administrative Agent;
(b)the Administrative Agent shall have received duly executed counterparts of that certain letter agreement, dated as of the date hereof (the “Second Amendment Fee Letter”), from the Borrower, Wells Fargo Securities, LLC and the Administrative Agent;
(c)the Borrower shall have received all material governmental, shareholder and third-party consents and approvals necessary in connection with the transactions contemplated by this Amendment;
(d)to the extent requested by the Administrative Agent or any Lender at least five Business Days prior to the Second Amendment Effective Date, the Borrower shall have provided to the Administrative Agent (or such Lender) documentation and other information that is required by regulatory authorities under applicable “know your customer” and anti-money-laundering rules and regulations, including, without limitation, the Act and the Beneficial Ownership Regulation;

(e)(x) the representations and warranties contained in Article VI of the Amended Credit Agreement shall be true and correct in all material respects on and as of the Second Amendment Effective Date with the same effect as if made on and as of such date, except for any representation and warranty made as of an earlier date, which representation and warranty is true and correct in all material respects as of such earlier date; provided, that if a representation and warranty is qualified as to materiality, the materiality qualifier set forth above shall be disregarded with respect to such representation and warranty for purposes of this representation, (y) since December 31, 2024, nothing has occurred that has had, or could reasonably be expected to have, a Material Adverse Effect and (z) no Default or Event of Default has occurred and is continuing as of the Second Amendment Effective Date; and
(f)the Borrower shall have paid on or prior to the Second Amendment Effective Date (i) the fees set forth or referenced in the Second Amendment Fee Letter that are required to be paid on or prior to the Second Amendment Effective Date and (ii) all fees, charges and disbursements of counsel to the Administrative Agent (directly to such counsel if requested by the Administrative Agent) to the extent accrued and unpaid prior to or on the Second Amendment Effective Date and for which invoices have been presented to the Borrower at least two (2) Business Days prior to the Second Amendment Effective Date.
4.Reaffirmation. The Borrower hereby (i) agrees that this Amendment does not limit or diminish the obligations of the Borrower under, or release the Borrower from any obligations under, the Existing Credit Agreement or any other Loan Document to which it is a party; (ii) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party and (iii) to the extent the Borrower guaranteed the Obligations under or with respect to the Loan Documents, ratifies and reaffirms such guarantee.
5.References; Effect. Upon the effectiveness hereof, each reference to “Credit Agreement” in any Loan Document shall mean and be a reference to the Amended Credit Agreement. Except as specifically amended hereby, the Existing Credit Agreement and the other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.
6.Loan Document. Upon the effectiveness hereof, this Amendment shall for all purposes constitute a Loan Document.
7.No Waiver. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of or consent to any provision of the Existing Credit Agreement or any other Loan Documents executed and/or delivered in connection therewith.

8.Counterparts. This Amendment may be executed in any number of counterparts (and by the different parties hereto on separate counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed signature page of this Amendment by facsimile transmission, e-mail, or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart hereof.
9.Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 AND SECTION 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REFERENCE TO THE CONFLICTS OR CHOICE OF LAW PRINCIPLES THEREOF.
10.Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
* * *

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized signatories to execute and deliver this Amendment as of the date first above written.

BORROWER:
OWENS CORNING
By:     /s/ Todd W. Fister
Name: Todd W. Fister
Title: Executive Vice President and Chief
Financial Officer

By:     /s/ Shaun Ahn
Name: Shaun Ahn
Title: Vice President, Tax and Treasurer

Signature Page to
Second Amendment to Second Amended and Restated Credit Agreement

AGENTS AND LENDERS:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Issuing Lender, Swingline Lender and a Lender

By:     /s/ Matt Milbourn
Name: Matt Milbourn
Title: Executive Director
Signature Page to
Second Amendment to Second Amended and Restated Credit Agreement

BANK OF AMERICA, N.A., as a Swingline Lender and a Lender

By:     /s/ Kathryn DuFour
Name: Kathryn DuFour
Title: Vice President
Signature Page to
Second Amendment to Second Amended and Restated Credit Agreement

CITIBANK, N.A., as an Issuing Lender and a Lender

By:     /s/ Tom Vajda
Name: Tom Vajda
Title: Director
Signature Page to
Second Amendment to Second Amended and Restated Credit Agreement

PNC BANK, NATIONAL ASSOCIATION, as an Issuing Lender and a Lender

By:     /s/ Scott Neiderheide
Name: Scott Neiderheide
Title: Senior Vice President
Signature Page to
Second Amendment to Second Amended and Restated Credit Agreement

BNP PARIBAS, as a Lender

By:     /s/ Anita Ogbara
Name: Anita Ogbara
Title: Managing Director

By:     /s/ Norman Miller
Name: Norman Miller
Title: Vice-President
Signature Page to
Second Amendment to Second Amended and Restated Credit Agreement

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender

By:     /s/ Paul Arens
Name: Paul Arens
Title: Director

By:     /s/ Felix Vasquez
Name: Felix Vasquez
Title: Director

Signature Page to
Second Amendment to Second Amended and Restated Credit Agreement

ING BANK N.V., DUBLIN BRANCH, as a Lender

By:     /s/ Rory Fitzgerald
Name: Rory Fitzgerald
Title: Director

By:     /s/ Louise Gough
Name: Louise Gough
Title: Director

Signature Page to
Second Amendment to Second Amended and Restated Credit Agreement

MORGAN STANLEY BANK, N.A., as a Lender

By:     /s/ Margaret Stock
Name: Margaret Stock
Title: Authorized Signatory

Signature Page to
Second Amendment to Second Amended and Restated Credit Agreement

JPMORGAN CHASE BANK, N.A., as a Lender

By:     /s/ Will Price
Name: Will Price
Title: Executive Director

Signature Page to
Second Amendment to Second Amended and Restated Credit Agreement

THE BANK OF NOVA SCOTIA, as a Lender

By:     /s/ Kevin McCarthy
Name: Kevin McCarthy
Title: Director

Signature Page to
Second Amendment to Second Amended and Restated Credit Agreement

GOLDMAN SACHS BANK USA, as a Lender

By:     /s/ Dan Martis
Name: Dan Martis
Title: Authorized Signatory

Signature Page to
Second Amendment to Second Amended and Restated Credit Agreement

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender

By:     /s/ Meghan C. Quinn
Name: Meghan C. Quinn
Title: Senior Vice President

Signature Page to
Second Amendment to Second Amended and Restated Credit Agreement